Exhibit 99.2

January 11, 2022 Corporate Presentation

Forward Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Butterﬂy Network, Inc.’s (the “Company”) actual results may diﬀer from its expectations, estimates, and projections and, consequently, you should not rely on these forward - looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward - looking statements. These forward - looking statements include, without limitation, statements regarding fourth quarter and full year 2021 revenue results, the Company’s expectations with respect to ﬁnancial results, future performance and development of products and services. These forward - looking statements involve signiﬁcant risks and uncertainties that could cause the actual results to diﬀer materially from those discussed in the forward - looking statements. Most of these factors are outside the Company’s control and are diﬃcult to predict. Factors that may cause such diﬀerences include, but are not limited to: the completion and audit of the Company’s ﬁnancial statements for the year ended December 31, 2021; the impact of COVID - 19 on the Company’s business; the ability to recognize the anticipated beneﬁts of the business combination; the Company’s ability to grow and manage growth proﬁtably; the success, cost and timing of the Company’s product and service development activities; the potential attributes and beneﬁts of the Company’s products and services; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company’s ability to identify, in - license or acquire additional technology; the Company’s ability to maintain its existing license, manufacture, supply and distribution agreements; the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently marketing or developing; changes in applicable laws or regulations; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company’s products and services and reimbursement for medical procedures conducted using its products and services; the Company’s estimates regarding expenses, revenue, capital requirements and needs for additional ﬁnancing; the Company’s ﬁnancial performance; the Company’s ability to raise ﬁnancing in the future; and other risks and uncertainties indicated from time to time in the Company’s ﬁlings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions you not to place undue reliance upon any forward - looking statements, which speak only as of the date of this presentation. The Company does not undertake or accept any obligation or undertake to release publicly any updates or revisions to any forward - looking statements to reﬂect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. Preliminary Financial Information The preliminary ﬁnancial information included in this presentation is unaudited and is subject to completion of Butterﬂy’s year - end closing procedures and further ﬁnancial review. Butterﬂy has provided expected ranges, rather than speciﬁc amounts, because these results are preliminary and subject to change. Actual results may diﬀer from these estimates as a result of the completion of our year - end closing procedures, review adjustments and other developments that may arise between now and the time such ﬁnancial information for the period is ﬁnalized. As a result, these estimates are preliminary, may change and constitute forward - looking information and, as a result, are subject to risks and uncertainties. These preliminary estimates should not be viewed as a substitute for full ﬁnancial statements prepared in accordance with United States generally accepted accounting principles (GAAP), and they should not be viewed as indicative of our results for any future period. Butterﬂy’s independent registered public accountants have not audited, reviewed, compiled, or performed any procedures with respect to these estimated ﬁnancial results and, accordingly, do not express an opinion or any other form of assurance with respect to these preliminary estimates. 2 Legal Statements

Clinicians Often Lack Information to Make Timely Decisions Jack’s journey in the current environment Patient presents Differential diagnosis formed Inadequate information Assessment: X - ray, lab testing, no formal diagnosis made Waiting, anxiety, frustration Hours later: Imaging, lab testing, waiting for results Treatment delayed 3 ? Pneumonia Congestive Heart Failure Pneumothorax COPD C O VID Jack 1 : 65 years old Acute shortness of breath History and physical examination 1. Jack is a hypothetical patient and for illustrative purposes only.

2/3 1. PAHO/WHO | World Radiography Day: Two - Thirds of the World's Population has no Access to Diagnostic Imaging 2. Aakjær Andersen C, Brodersen J, Davidsen AS , et al Use and impact of point - of - care ultrasonography in general practice: a prospective observational study. BMJ Open 2020; 10: e037664. 3. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5704652/#R3 4 No access to medical imaging, world wide 3 of diagnostic 80% dilemmas can be solved with simple imaging 1 Changed diagnosis & management with imaging at initial assessment 2 50% Lack of Information Exists at the Micro and Macro Levels Simple imaging addresses this dilemma

Our passion is to solve the problem of inadequately informed medical decisions By enabling acquisition of imaging information from an aﬀordable, powerful device that ﬁts in your pocket Connected to a mobile interface that makes it intuitive for anyone¹ to use In a system that uses AI to provide valuable clinical insights, supporting better decisions, earlier in care So that healthcare practitioners in any geography² can practice better medicine Butterﬂy is Transforming the Way Care is Delivered 1. Currently available to qualiﬁed and trained healthcare practitioners only 2. Currently available in 30+ countries 5

First and Only Revolutionary ultrasound technology Whole - body, single - probe, semiconductor - based imaging. Connected to mobile devices. 6

Butterﬂy is Digital Health Valuable information to drive better clinical decisions, wherever, whenever 7

Thinking Diﬀerently with Better Information, Earlier in Care Butterﬂy changes the paradigm of how clinical decisions are made 8

Butterﬂy’s Reach is Unprecedented Strategic pillars for focused innovation and growth across markets Health Systems International Expansion Home Adjacent Value Streams 9

Advancing Execution and Impact Core principles applied across strategic pillars to drive adoption Health Systems International Expansion Home Adjacent Value Streams Easy. Everywhere. Economical. 10

A system - wide ultrasound platform integrated seamlessly into clinical and administrative infrastructure. Handheld, whole - body ultrasound probe . Integrated, device - agnostic software . The people and service to make it happen. Health Systems 11

URMC Partnership Demonstrates the Power of Butterﬂy at Scale Multi - year deployment Health Systems Building Blocks Deploying Butterﬂy Blueprint Ρ at scale including both software infrastructure and thousands of probes across the URMC system Education Integrating Butterﬂy into education, both medical and allied health, to create a new clinical standard across the care continuum Clinical Model Advancing clinical care from primary care to critical care, across the full - spectrum including nursing Research and Insights to Transform Care Clinical implementation partnered with research and validation for the use of ultrasound and AI for new clinical use - cases 12

International Expansion Butterﬂy International: Developed to Developing 13

Home Same Information, Same Quality, Regardless of Care Setting Standardization becomes possible when the information is consistent 14

Transforming Care in Veterinary Medicine Adjacent Value Streams 15

Total Addressable Market

Driving to be as ubiquitous as the stethoscope: Every pocket, every patient, every time


42M+
Addressable Population
Veterinarians, Vet Techs
2M+
250K+ 2022 Focus[1]
Physicians
~12M
3M+ 2022 Focus[2]
Nurses, Midwives, Non-Trad. HCPs
28M+
2.4M+ 2022 Focus[3]
Adjacent Value
Health Systems
International Expansion

Progression to patient-performed scanning


>100M
Chronic Patients in *US Alone*
25M+
Urinary Incontinence
5M+
Chronic Heart Failure (CHF)
~0.5M
Dialysis
Home

1. The Veterinary "focused" TAM of 250,000 initial customers is comprised of the Companion Animal Veterinarians, Mixed Animal Veterinarians, Academic Institutions and Equine Veterinarians in the 20 markets in which Butterfly iQ+ Vet is currently available. It does not include Vet Techs, Agricultural Vets /use cases or Zoonotic applications, despite the fact that we have each of those specialties buying through e-Commerce.
2. Comprised of physicians that are hospital based or hospital affiliated in geographies where the company is pursuing commercial efforts.
3. Comprised of nurses that are hospital based or hospital affiliated in geographies where the company is pursuing commercial efforts.

16

Butterﬂy Today Secure supply of semiconductors Disruptive digital health technology 1. Full Year 2021 preliminary, unaudited revenue estimate as of January 11, 2022. These estimates are subject to revision until the Company reports its full ﬁnancial results for 2021. Please refer to the company’s SEC ﬁlings and press releases for additional information and disclosures. Medical education 150+ 800+ patents issued and pending Key locations Burlington, Guilford, New York, Palo Alto, Taiwan $61.5M to $62.5M 2021 annual revenue 1 Health systems Top 100 Geographic reach 30+ countries 17

Butterﬂy is Poised to Transform Healthcare Key investment highlights Signiﬁcant TAM 40M+ HCPs, 100M+ Chronic Patients… Groundbreaking & Market Leading Innovation First whole - body scanner, leveraging Ultrasound - on - Chip Ρ technology with intuitive software and advanced AI Disruptor’s Advantage In the market with significant footprint, evolving to address the barriers to adoption as standard of care Robust Growth Driven by Compelling Business Model Butterﬂy’s robust adoption is supported by a compelling and recurring software business model Evolving Care Delivery Globally Butterﬂy delivers valuable information to clinicians wherever they may be; not making them better sonographers, but better clinicians 18

Care Informed by Butterﬂy is Shifting the Standard of Care Jack’s journey when care is empowered by Butterﬂy Patient presents Diagnosis determined Faster diagnostic information Assessment: Butterfly performed at initial assessment in ER, Lung ultrasound reveals Congestive Heart Failure Minutes later: Treatment provided, diuretic given with good response, discharged to home B lines detected 19 Jack 1 : 65 years old Acute shortness of breath History and physical examination 1. Jack is a hypothetical patient and for illustrative purposes only.

20 All specialties From Primary Care to Critical Care Unprecedented Versatility All Healthcare Workers From Nurse to Physician All Care Venues From Hospital to Home Economic Values From Revenue to Cost Savings Workﬂow Solutions From Single Physician Practice to Complex Health System All Levels of Experience From Novice to Expert Butterﬂy Makes it Possible and Practical

Thank you.